SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 28, 2004

(Date of the earliest event reported)

Home Products International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

0-17237	36-4147027
(Commission File Number)	(I.R.S. Employer Identification No.)

4501 West 47th Street Chicago, IL	60632
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 890-1010

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

c)	Exhibits

99.1 – Press release issued by Home Products International Inc. dated July 28, 2004.

Item 12.	Results of Operations and Financial Statements

The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition” of this Form 8-K. Consequently, it is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

On July 28, 2004, Home Products International, Inc. issued a press release with respect to earnings for the second quarter ended June 26, 2004. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Products International, Inc.

By:	/s/ James E. Winslow
James E. Winslow
Executive Vice President and Chief Financial Officer

Dated: July 29, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Home Products International, Inc. dated July 28, 2004.